SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
13.	SUBSEQUENT EVENTS

As of December 31, 2016 the Company was in default with three of its debt covenants. Waivers lowering covenant requirements to levels at which the Company is in compliance have been obtained from the lenders. These waivers are effective until April 30, 2018.

On March 7, 2017, the Company declared a cash dividend of $0.02 per share with respect of the result of the fourth quarter 2016, which was paid on April 5, 2017.

On March 28, 2017, the Company announced the completion of a public offering of 41,300,000 common shares, including the exercise of the underwriters’ option of 1,300,000 shares, at a public offering price of $1.25 per share resulting in aggregate net proceeds of approximately $48.8 million.